Exhibit 10(l)
EXECUTION VERSION
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 1, 2016, among COUSINS PROPERTIES INCORPORATED, a Georgia corporation (the “Borrower”), the parties from time to time identified by the Borrower as Co-Borrowers pursuant to Section 6.12 of the Credit Agreement (as defined below), the Guarantors (as defined in the Credit Agreement), each Lender that is a party hereto, JPMORGAN CHASE BANK, N.A., as Syndication Agent and an L/C Issuer, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, and SUNTRUST BANK, as Documentation Agent and an L/C Issuer.
RECITALS
A. The Borrower, the Co-Borrowers, the Guarantors, the Lenders, the L/C Issuers, the Administrative Agent and certain other agents are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 28, 2014 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 6, 2016, and as further amended prior to the date hereof, the “Credit Agreement”).
B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein, to which request the Administrative Agent and the Lenders are willing to consent, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date (as defined below), the existing Credit Agreement shall be amended so that, after giving effect to this Amendment, it reads as set forth in Exhibit A hereto.
4. Representations and Warranties; FATCA Certification. Each of the Loan Parties that is a party to this Amendment hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a) immediately after the effectiveness of this Amendment on the Effective Date, no Default has occurred and is continuing;
(b) the execution and delivery by such Loan Party of this Amendment, and the performance by such Loan Party of this Amendment and the Credit Agreement as amended hereby (the “Amended Credit Agreement”), have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Person’s organization documents; (ii) contravene, constitute a default under or result in any breach of, or the creation of any Lien under, (A) any material Contractual Obligation to which such Person is a party or (B) any material order, injunction, writ or decree of any Governmental Authority or any material arbitral award to which such Person or its property is subject; or (iii) violate any Law applicable to such Person or its property;
(c) this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except (i) that enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;
(d) the representations and warranties of such Loan Party contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality or Material Adverse Effect or a similar concept already applies, such representation or warranty is true and correct in all respects) on and as of the Effective Date, except to the extent of changes resulting from matters permitted under the Loan Documents or other changes in the ordinary course of business not having a Material Adverse Effect except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality or Material Adverse Effect or a similar concept already applies, such representation or warranty is true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement; and
(e) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Amended Credit Agreement and the other Loan Documents as of the date hereof, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guaranty as a Guarantor as of the date hereof to the extent required by the terms of the Amended Credit Agreement and the other Loan Documents.
For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Effective Date of this Amendment, each Loan Party and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement and this Amendment as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
5. Effective Date.
(a) This Amendment will become effective as of the date when each of the following conditions precedent has been satisfied (the “Effective Date”):
(i) the Administrative Agent shall have received from the Loan Parties and the Required Lenders a duly executed counterpart to this Amendment;
(ii) the Administrative Agent shall have received, to the extent invoiced on or prior to the Effective Date, payment of all out-of-pocket expenses required to be paid or reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement;
(iii) immediately after giving effect to this Amendment, as of the Effective Date, no Default or Event of Default shall have occurred and be continuing;
(iv) such officer’s certificates (including without limitation related resolutions) as the Administrative Agent shall reasonably request; and
(v) the Administrative Agent shall have received the favorable opinion of King & Spalding LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent, covering enforceability of this Amendment and the Amended Credit Agreement along with other customary matters to be agreed upon.
(b) From and after the Effective Date, the Credit Agreement is amended or modified as set forth herein.
(c) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.
6. Miscellaneous.
(a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided in Section 10.07 of the Credit Agreement. No third party beneficiaries are intended in connection with this Amendment.
(b) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile or PDF by email shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.
(d) This Amendment, together with the Amended Credit Agreement and the other Loan Documents (collectively, the “Relevant Documents”), contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect to the subject matter hereof. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f) All references in any of the Loan Documents to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 10.04 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder.
(h) The Loan Documents and the terms and provisions thereof, as modified and amended hereby, shall remain in full force and effect following the effectiveness hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(i) Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against such Guarantor in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	COUSINS PROPERTIES INCORPORATED,
a Georgia corporation

		By:	/s/ Gregg D. Adzema
		Name:	Gregg D. Adzema
		Title:	Executive Vice President and Chief Financial Officer

CO-BORROWER:	COUSINS PROPERTIES LP,
a Delaware limited partnership

		By:	/s/ Gregg D. Adzema
		Name:	Gregg D. Adzema
		Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	1230 PEACHTREE ASSOCIATES LLC,
COUSINS NORTHPARK 400 LLC,
COUSINS NORTHPARK 500/600 LLC,
COUSINS RESEARCH PARK V LLC,
COUSINS AVALON LLC,
COUSINS SPRING & 8TH STREETS LLC,
DC CHARLOTTE PLAZA INVESTMENT LLC,
COUSINS VICTORY INVESTMENT, LLC,
COUSINS DECATUR DEVELOPMENT LLC,
COUSINS CH HOLDINGS LLC,
COUSINS CH INVESTMENT LLC,

COUSINS SPRING & 8TH STREETS PARENT LLC,
COUSINS TRS SERVICES LLC
each a Georgia limited liability company

By:	/s/ Gregg D. Adzema
Name:	Gregg D. Adzema
Title:	Executive Vice President and Chief Financial Officer

COUSINS FORUM, LLC,
COUSINS TOWER PLACE 200, LLC,
COUSINS 214 N. TRYON, LLC,
COUSINS 550 SOUTH CALDWELL, LLC,
COUSINS 222 S. MILL, LLC,
COUSINS FUND II ORLANDO I, LLC,
COUSINS ONE CAPITAL CITY PLAZA, LLC,
COUSINS LINCOLN PLACE LLC,
COUSINS TAMPA SUB, LLC,
COUSINS INTERNATIONAL PLAZA I, LLC,
COUSINS INTERNATIONAL PLAZA II, LLC,
COUSINS INTERNATIONAL PLAZA III, LLC,
COUSINS OOC OWNER LLC
each a Delaware limited liability company

By:	/s/ Gregg D. Adzema
Name:	Gregg D. Adzema
Title:	Executive Vice President and Chief Financial Officer

CP 2100 ROSS LLC,
CPI 191 LLC,
ONE NINETY ONE PEACHTREE ASSOCIATES, LLC,
COUSINS 777 MAIN STREET LLC,
each a Georgia limited liability company

By: Cousins Properties Incorporated, a Georgia corporation, as sole member

By:	/s/ Gregg D. Adzema
Name:	Gregg D. Adzema
Title:	Executive Vice President and Chief Financial Officer

COUSINS FTC HOLDING LLC,
a Georgia limited liability company

By: Cousins Properties Incorporated, a Georgia corporation, as sole member

By:	/s/ Gregg D. Adzema
Name:	Gregg D. Adzema
Title:	Executive Vice President and Chief Financial Officer
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

LENDERS/AGENTS:

JPMORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender, as Syndication Agent and as an L/C Issuer

By:	/s/ Paul Choi
Name:	Paul Choi
Title:	Executive Director
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
individually in its capacity as a Lender, as Administrative Agent, as an L/C Issuer and as Swing Line Lender

By:	/s/ Michael J. Kauffman
Name:	Michael J. Kauffman
Title:	Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

SUNTRUST BANK,
individually in its capacity as a Lender, as Documentation Agent and as an L/C Issuer

By:	/s/ Nick Preston
Name:	Nick Preston
Title:	Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Ricketts
Name:	Matthew Ricketts
Title:	Managing Director
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Zachary Herd
Name:	Zachary Herd
Title:	AVP
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Lee Hord
Name:	J. Lee Hord
Title:	Senior Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Kimberly A. Crotty
Name:	Kimberly A. Crotty
Title:	Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tyrus J. Treadwell
Name:	Tyrus J. Treadwell
Title:	Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement

ATLANTIC CAPITAL BANK, N.A.
as a Lender

By:	/s/ Trey Sipe
Name:	Trey Sipe
Title:	Senior Vice President
Signature Page to Second Amendment to Third Amended and Restated Credit Agreement